UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  06/30/2005

OLIN CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-1070

VA	13-1872319
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

190 Carondelet Plaza Suite 1530 Clayton, MO 63105
(Address of Principal Executive Offices, Including Zip Code)

314-480-1400
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d)        At a meeting on June 30, 2005, the Board of Directors of Olin Corporation (the "Company") elected Donald W. Bogus as a new Class III director, effective July 25, 2005. Mr. Bogus also was appointed, effective July 25, 2005, to serve on the Compensation Committee and the Directors and Corporate Governance Committee of the Company's Board of Directors. A copy of the press release announcing the election of Mr. Bogus is attached as Exhibit 99.1 and incorporated herein by reference.

No arrangement or understanding exists between Mr. Bogus and any other person or persons pursuant to which he was elected as a director. Neither Mr. Bogus nor any member of his immediate family is a party to any transactions or proposed transactions with the Company.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At a meeting on June 30, 2005, the Board of Directors of the Company approved an amendment to Article II, Section 1 of the Company's Bylaws, effective July 25, 2005, to increase the number of directors from nine to ten. A copy of the revised Bylaws to become effective on July 25, 2005, is attached as Exhibit 3(b).

Item 7.01.    Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Olin disclaims any intention or obligation to update or revise this information.

At a meeting on June 30, 2005, the Board of Directors of the Company also elected Joseph D. Rupp, President and Chief Executive Officer, to the additional position of Chairman of the Board of Directors, effective immediately. Attached as Exhibit 99.2 and incorporated herein by reference, is a copy of the Company's press release dated June 30, 2005, announcing the election of Joseph D. Rupp to the additional position of Chairman, effective immediately.

Item 9.01.    Financial Statements and Exhibits

Exhibit No.        Exhibit
3(b)        Bylaws as amended July 25, 2005.
99.1        Press Release, dated June 30, 2005.
99.2        Press Release, dated June 30, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

OLIN CORPORATION

Date: June 30, 2005.	By:	/s/ George H. Pain
George H. Pain
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-3.(i).b	Bylaws as amended July 25, 2005
EX-99.1	Press Release, dated June 30, 2005
EX-99.2	Press Release, dated June 30, 2005